UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                              FORM 8-K

                       CURRENT REPORT Pursuant
                    to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 23, 2005


                            AIMSI TECHNOLOGIES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Utah
                (State or Other Jurisdiction of Incorporation)

         0-30685                                87-0305395
         -------                                ----------
   (Commission File Number)           (I.R.S. Employer Identification No.)


                   702 South Illinois Avenue, Suite 203
                            Oak Ridge, TN 37830
                    (Address of Principal Executive Offices)

                             713-271-2118
              (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         Entry into a Material Definitive Agreement

         On March 23, 2005, we issued a press release announcing our recently completed $3.5 million line of credit with Commerce Funding Corporation. Under the line of credit, we have available up to $3.5 million working capital financing, which is limited to 90% of qualified government receivables and 80% of qualified commercial accounts receivable. The facility bears interest at 1.5% over prime and 1% per month processing fees. The term of the agreement is one year and is automatically renewable if not otherwise cancelled by us. A copy of the press release is attached as exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01         Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.                Description

99.1              Press Release

                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AIMSI TECHNOLOGIES, INC.


Date:    March 23, 2005      By:  /s/ Reginald Hall
                                 ---------------------------------
                                     Reginald Hall
                               Chief Executive Officer and Chairman